                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                                815,916.28
        Available Funds:
          Contract Payments due and received in this period                                                             3,898,446.71
          Contract Payments due in prior period(s) and received in this period                                            342,979.71
          Contract Payments received in this period for next period                                                       273,510.81
          Sales, Use and Property Tax payments received                                                                    49,758.03
          Prepayment Amounts related to early termination in this period                                                2,280,417.67
          Servicer Advance                                                                                                959,339.21
          Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
          Transfer from Reserve Account                                                                                    12,047.83
          Interest earned on Collection Account                                                                            21,639.78
          Interest earned on Affiliated Account                                                                               601.54
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
            <Predecessor contract)                                                                                         13,581.22
          Amounts paid under insurance policies                                                                                 0.00
          Maintenance, Late Charges and any other amounts                                                                  46,881.44

                                                                                                                       -------------
        Total Available Funds                                                                                           8,715,120.23
        Less: Amounts to be Retained in Collection Account                                                                649,402.21
                                                                                                                       -------------
        AMOUNT TO BE DISTRIBUTED                                                                                        8,065,718.02
                                                                                                                       =============


        DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees                                                                                                 0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   342,979.71
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
               a) Class A1 Principal and Interest                                                                       5,534,645.09
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     195,000.00
               a) Class A3 Principal (distributed after A2 Note mature) and Interest                                      325,520.00
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                                     219,862.50
               a) Class A5 Principal (distributed after A4 Note mature) and Interest                                      234,054.83
               b) Class B Principal and Interest                                                                          111,650.82
               c) Class C Principal and Interest                                                                          224,982.86
               d) Class D Principal and Interest                                                                          152,105.31
               e) Class E Principal and Interest                                                                          201,531.40

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
          5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             120,204.33
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                            187,060.41
               c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                   12,047.83
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   118,880.79
          7. To Servicer, Servicing Fee and other Servicing Compensations                                                  85,192.14
                                                                                                                       -------------
        TOTAL FUNDS DISTRIBUTED                                                                                         8,065,718.02
                                                                                                                       =============

                                                                                                                       -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        649,402.21
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,511,821.93
            - Add Investment Earnings                                                                                      12,047.83
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                     12,047.83
                                                                                                                       -------------
End of period balance                                                                                                  $2,511,821.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,511,821.93
                                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                                161,264,979.82
                           Pool B                                                 38,634,641.15
                                                                                 --------------
                                                                                                          199,899,620.97
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    839,667.10
Class A Monthly Interest - Pool B                                                    201,161.08

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 3,145,535.79
Class A Monthly Principal - Pool B                                                 2,322,718.45
                                                                                 --------------
                                                                                                            5,468,254.24
Ending Principal Balance of the Class A Notes
                           Pool A                                                158,119,444.03
                           Pool B                                                 36,311,922.70
                                                                                 --------------
                                                                                                          --------------
                                                                                                          194,431,366.73
                                                                                                          ==============

 Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $221,020,000    Original Face $221,020,000     Balance Factor
--------------------------    --------------------------    ----------------
    $ 4.709204                      $ 24.740993                87.970033%


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                           Class A1                                               13,879,620.97
                           Class A2                                               40,000,000.00
                           Class A3                                               62,400,000.00
                           Class A4                                               41,000,000.00
                           Class A5                                               42,620,000.00
                                                                                 --------------

Class A Monthly Interest                                                                                  199,899,620.97
                           Class A1 (Actual Number Days/360)                               0.00
                           Class A2                                                  195,000.00
                           Class A3                                                  325,520.00
                           Class A4                                                  219,862.50
                           Class A5                                                  234,054.83
                                                                                 --------------

Class A Monthly Principal
                           Class A1                                                5,468,254.24
                           Class A2                                                        0.00
                           Class A3                                                        0.00
                           Class A4                                                        0.00
                           Class A5                                                        0.00
                                                                                 --------------
                                                                                                            5,468,254.24
Ending Principal Balance of the Class A2 Notes
                           Class A1                                                8,411,366.73
                           Class A2                                               40,000,000.00
                           Class A3                                               62,400,000.00
                           Class A4                                               41,000,000.00
                           Class A5                                               42,620,000.00
                                                                                 --------------
                                                                                                          --------------
                                                                                                          194,431,366.73
                                                                                                          ==============

Class A1

Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $35,000,000     Original Face $35,000,000      Balance Factor
-------------------------     -------------------------     ----------------
       $ --                          $ 156.23584               24.032476%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


V.  CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                                2,749,295.80
                                           Pool B                                  658,656.81
                                                                                 ------------
                                                                                                          3,407,952.61

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                        14,869.11
           Class B Monthly Interest - Pool B                                         3,562.24
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       53,623.18
           Class B Monthly Principal - Pool B                                       39,596.29
                                                                                 ------------
                                                                                                             93,219.47
           Ending Principal Balance of the Class B Notes
                                           Pool A                                2,695,672.62
                                           Pool B                                  619,060.52
                                                                                 ------------
                                                                                                          ------------
                                                                                                          3,314,733.14
                                                                                                          ============

Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $3,768,000      Original Face $3,768,000       Balance Factor
------------------------      -------------------------     ----------------
       $ 4.891547                     $ 24.739774              87.970625%


VI. CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                           Pool A                                5,499,392.37
                                           Pool B                                1,317,512.89
                                                                                 ------------
                                                                                                          6,816,905.26

           Class C Overdue Interest, if any                                              0.00
           Class C Monthly Interest - Pool A                                        31,094.48
           Class C Monthly Interest - Pool B                                         7,449.44
           Class C Overdue Principal, if any                                             0.00
           Class C Monthly Principal - Pool A                                      107,246.36
           Class C Monthly Principal - Pool B                                       79,192.58
                                                                                 ------------
                                                                                                            186,438.94
           Ending Principal Balance of the Class C Notes
                                           Pool A                                5,392,146.01
                                           Pool B                                1,238,320.31
                                                                                 ------------
                                                                                                          ------------
                                                                                                          6,630,466.32
                                                                                                          ============

Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $7,537,000                  Original Face $7,537,000                           Balance Factor
------------------------                  -------------------------                         ----------------
       $ 5.113960                                 $ 24.736492                                  87.972221%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE


           Beginning Principal Balance of the Class D Notes
                                           Pool A                                3,665,727.75
                                           Pool B                                  878,209.08
                                                                                 ------------
                                                                                                          4,543,936.83

           Class D Overdue Interest, if any                                              0.00
           Class D Monthly Interest - Pool A                                        22,437.31
           Class D Monthly Interest - Pool B                                         5,375.37
           Class D Overdue Principal, if any                                             0.00
           Class D Monthly Principal - Pool A                                       71,497.57
           Class D Monthly Principal - Pool B                                       52,795.06
                                                                                 ------------
                                                                                                            124,292.63
           Ending Principal Balance of the Class D Notes
                                           Pool A                                3,594,230.18
                                           Pool B                                  825,414.02
                                                                                 ------------
                                                                                                          ------------
                                                                                                          4,419,644.20
                                                                                                          ============

Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $5,024,000      Original Face $5,024,000       Balance Factor
------------------------      -------------------------     ----------------
        $ 5.535963                    $ 24.739775              87.970625%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                           Pool A                                4,583,761.19
                                           Pool B                                1,098,159.87
                                                                                 ------------
                                                                                                          5,681,921.06

           Class E Overdue Interest, if any                                              0.00
           Class E Monthly Interest - Pool A                                        37,243.06
           Class E Monthly Interest - Pool B                                         8,922.55
           Class E Overdue Principal, if any                                             0.00
           Class E Monthly Principal - Pool A                                       89,371.97
           Class E Monthly Principal - Pool B                                       65,993.82
                                                                                 ------------
                                                                                                            155,365.79
           Ending Principal Balance of the Class E Notes
                                           Pool A                                4,494,389.22
                                           Pool B                                1,032,166.05
                                                                                 ------------
                                                                                                          ------------
                                                                                                          5,526,555.27
                                                                                                          ============

Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $6,282,000                  Original Face $6,282,000                           Balance Factor
------------------------                  -------------------------                         ----------------
       $ 7.348871                                 $ 24.731899                                  87.974455%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                                5,508,971.37
                                           Pool B                                1,319,726.81
                                                                                 ------------
                                                                                                          6,828,698.18

           Residual Interest - Pool A                                               96,414.18
           Residual Interest - Pool B                                               23,790.15
           Residual Principal - Pool A                                             107,603.85
           Residual Principal - Pool B                                              79,456.56
                                                                                 ------------
                                                                                                            187,060.41
           Ending Residual Principal Balance
                                           Pool A                                5,401,367.52
                                           Pool B                                1,240,270.25
                                                                                 ------------
                                                                                                          ------------
                                                                                                          6,641,637.77
                                                                                                          ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                 85,192.14
            - Servicer Advances reimbursement                                                               342,979.71
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                               118,880.79
                                                                                                          ------------
           Total amounts due to Servicer                                                                    547,052.64
                                                                                                          ============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000




XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              183,272,128.32

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                 0.00

       Decline in Aggregate Discounted Contract Balance                                                             3,574,878.70

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  --------------
          ending of the related Collection Period                                                                 179,697,249.62
                                                                                                                  ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                       2,961,587.03

           - Principal portion of Prepayment Amounts                                               613,291.67

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                 0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                      0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                               0.00

                                                                                                 ------------
                                 Total Decline in Aggregate Discounted Contract Balance          3,574,878.70
                                                                                                 ============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                               43,906,906.64

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                 0.00

       Decline in Aggregate Discounted Contract Balance                                                             2,639,752.77

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  --------------
          ending of the related Collection Period                                                                  41,267,153.87
                                                                                                                  ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                         985,586.91

           - Principal portion of Prepayment Amounts                                             1,654,165.86

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                 0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                      0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                               0.00

                                                                                                 ------------
                                 Total Decline in Aggregate Discounted Contract Balance          2,639,752.77
                                                                                                 ============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 220,964,403.49
                                                                                                                  ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                           Predecessor
                                          Discounted       Predecessor     Discounted
Lease #      Lessee Name                 Present Value       Lease #      Present Value
-------      -----------                 -------------     -----------    -------------
2199-001     Regional Radiology, LLC     $1,112,975.58       1881-001      $2,435,321.88
1231-041     Radnet Management, Inc.     $  953,502.31
1560-013     Drew Medical inc            $  342,866.78
             Cash                        $   25,977.21

                                         -------------                     -------------
                        Totals:          $2,435,321.88                     $2,435,321.88

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS         $  2,435,321.88
              b) ADCB OF POOL A AT CLOSING DATE                                $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                            1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00

b)  Total discounted Contract Balance of Substitute Receivables                           $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD YES   NO  X
                                                                       ---   -----


POOL B                                                                                  Predecessor
                                   Discounted               Predecessor                  Discounted
Lease #     Lessee Name            Present Value            Lease #                    Present Value
-------     -----------            -------------            -----------               --------------
            NONE


                                   -------------                                      --------------
                     Totals:               $0.00                                      $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                              $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                          0.00%

*   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
    HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $         0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $         0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                         $         0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                NO     X
                                                                                               --------------     -----------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                  Predecessor
                                                                       Discounted              Predecessor         Discounted
Lease #           Lessee Name                                         Present Value              Lease #         Present Value
-------           -----------                                         -------------            -----------       -------------
408-502           Western Kentucky Diagnostic                           $495,646.95              277-103         $2,561,363.27
1042-501          Pinnacle Imaging, Inc.                              $1,631,421.93              1513-002          $953,250.10
2375-001          Tuscarawas Ambulatory                               $1,286,730.05              1725-002          $588,254.35
1097-506          Advanced Healthcare Resources                         $675,567.93
                  Cash                                                   $13,500.87

                                                                      --------------                             -------------
                                          Totals:                     $4,102,867.73                              $4,102,867.72


a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         4,102,867.72
b) ADCB OF POOL A AT CLOSING DATE                                                                    $251,182,193.26
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables               $4,102,867.72
b)  Total discounted Contract Balance of Substitute Receivables                $4,089,366.85
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                          $   13,500.87

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES    X              NO
                                                                               -------------         -------------


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                   Predecessor
                                  Discounted               Predecessor             Discounted
Lease #       Lessee Name         Present Value              Lease #              Present Value
-------       -----------         -------------            -----------            -------------
              None









                                  -------------                                   -------------
            Totals:                       $0.00                                           $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                   $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                              $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
  BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES           NO     X
                                                                                 ---------     ------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
       This Month                               1,179,412.46             This Month                           220,964,403.49
       1 Month Prior                            5,174,379.50             1 Month Prior                        227,179,034.96
       2 Months Prior                           7,573,510.23             2 Months Prior                       231,113,777.55

       Total                                   13,927,302.19             Total                                679,257,216.00

       a) 3 MONTH AVERAGE                       4,642,434.06             b) 3 MONTH AVERAGE                   226,419,072.00

       c) a/b                                           2.05%


2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                         No        X
                                                                                        ---------------            --------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                        Yes                         No        X
                                                                                        ---------------            --------------
       B. An Indenture Event of Default has occurred and is then continuing?        Yes                         No        X
                                                                                        ---------------            --------------

4.     Has a Servicer Event of Default occurred?                                    Yes                         No        X
                                                                                        ---------------            --------------

5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                             Yes                         No        X
                                                                                        ---------------            --------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                     Yes                         No        X
                                                                                        ---------------            --------------
       C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                         No        X
                                                                                        ---------------            --------------

6.     Aggregate Discounted Contract Balance at Closing Date                        Balance  $251,182,193.26
                                                                                             ---------------


       DELINQUENT LEASE SUMMARY

   Days Past Due               Current Pool Balance                  # Leases
   -------------               --------------------                  --------
       31 - 60                      7,289,253.20                        66
       61 - 90                      4,011,602.27                        16
      91 - 180                      1,179,412.46                        13


Approved By:
Lisa J. Cruikshank
Vice President